SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                  Date of Report June 13, 1997


           Southwest Oil & Gas Income Fund XI-A, L.P.
            (Exact name of registrant as specified in
               its limited partnership agreement)



Delaware                      33-47667-01    75-2427267
(State or other jurisdiction  Commission     IRS Employer
of incorporation)             File Number    Identification No.



       407 N. Big Spring, Suite 300, Midland, Texas 79701
       (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code (915) 686-9927


                              None
 (Former name or former address, if changed since last report.)




The total number of pages contained in this report is 4.


PAGE
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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          (a)  Previous independent accountants

               (i) On June 9, 1997 Southwest Oil & Gas Income Fund XI-A, L.P. (the Partnership)'s Managing General Partner (Southwest Royalties, Inc.) dismissed Joseph Decosimo and Company as the Partnership's independent accountants.

               (ii) The reports of Joseph Decosimo and Company on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

               (iii)  The Managing General Partner's Board of
                      Directors approved the decision to change the Partnership's independent accountants.

               (iv) In connection with its audits for the two most recent fiscal years and through June 9, 1997, there have been no disagreements with Joseph Decosimo and Company on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Joseph Decosimo and Company would have caused them to make reference thereto in their report on the financial statements for such years.

               (v) During the two most recent fiscal years and through June 9, 1997, there have been no reportable events (as defined in Regulation
                      S-K Item 304 (a)(1)(v)).

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               (vi)   The Registrant has requested that Joseph
                      Decosimo and Company furnish it with a
                      letter addressed to the SEC stating whether or not it agrees with the above statements. The letter from the former accountants, Joseph Decosimo and Company, is not available at the time of this filing. In accordance with Item 304(a)(3), the Partnership will file the letter by amendment within two business days of receipt or within ten business days after the filing of this report.

          (b)  New independent accountants

               (i) The Managing General Partner engaged KPMG Peat Marwick LLP as the Partnership's new accountants as of June 9, 1997. During the two most recent fiscal years and through June 9, 1997, the Partnership has not consulted with KPMG Peat Marwick LLP on items which concerned (1) the application of accounting principles or on the nature of an audit opinion to be issued, or (2) the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).

Item 5.   Other Events.

          Not applicable.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               16 Letter re change in certifying accountant will be filed by amendment

Item 8.   Change in Fiscal Year.

          Not applicable.

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                           SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Southwest Oil & Gas Income Fund XI-
                              A, L.P.



                              By:  Southwest Royalties, Inc.
                                   Managing General Partner

                              By:  /s/ Bill E. Coggin
                                   Bill E. Coggin
                                   Vice President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Partnership and in the capacity and on the date indicated.


Date: June 13, 1997           /s/ Bill E. Coggin
                              Bill E. Coggin, Vice President and
                              Chief Financial Officer




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